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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                November 14, 2001
                Date of Report (Date of earliest event reported)


                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                       1-4141                 13-1890974
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                   2 Paragon Drive, Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)



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Item 5. Other events.

     On November 14, 2001, The Great Atlantic & Pacific Tea Company, Inc. issued the press release attached hereto as Exhibit 99.

Item 7. Exhibits.

     (c)  Exhibits. The following exhibit is filed herewith:

          Exhibit No.             Description

          (99)                    Press Release dated November 14, 2001

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 14, 2001

                             THE GREAT ATLANTIC & PACIFIC TEA
                               COMPANY, INC.


                             By:    /s/  William P. Costantini
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                                    William P. Costantini
                                    Senior Vice President,
                                    General Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit No.             Description

(99)                    Press Release dated November 14, 2001